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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) May 15, 1998

                            UCFC Funding Corporation
             (Exact name of registrant as specified in its charter)

         Louisiana                     333-07939                   72-1328674
(State or other                       (Commission                 (IRS Employer
 jurisdiction of incorporation)       File Number)                ID Number)

4041 Essen Lane, Baton Rouge, Louisiana                             70809
(Address of principal executive offices)                         (Zip Code)

Registrant's Telephone Number, including area code:  (504) 924-6007

                                       N/A
          (Former name or former address, if changed since last report)

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Item 5.    Other Events

Pursuant to Rule 424(b) under the Securities Act of 1933, as amended, UCFC Funding Corporation(R) (the "Depositor") filed a prospectus, dated March 24, 1998, and prospectus supplement dated March 24, 1998 (together the prospectus and the prospectus supplement are referred to herein as the "Prospectus") with the Securities and Exchange Commission relating to the issuance of its Manufactured Housing Contract Pass-Through Certificates, Series 1998-1 (the "Certificates") on March 26, 1998 (the "Closing Date").

The Certificates were issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 1998 (the "Initial Cut-off Date"), among the Depositor, United Companies Lending Corporation(R), as servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee").

On the Closing Date, the corpus of the Trust consisted primarily of (i) a pool of actuarial manufactured housing installment sales contracts and manufactured housing installment loan agreements (collectively, the "Contracts"); and (ii) amounts on deposit in a pre-funding account (the "Pre-Funding Account") and a capitalized interest account. On the Closing Date, cash in the amount of $16,852,716.58 (the "Initial Deposit") was deposited in the Pre-Funding Account in the name of the Trustee. The Initial Deposit was intended to be used for the purchase of additional manufactured housing installment sales contracts and manufactured housing installment loan agreements satisfying the criteria specified in the Pooling and Servicing Agreement (the "Subsequent Contracts") on or before June 10, 1998.

The description of the Contracts in the Prospectus contained information only with respect to the Contracts as of the Initial Cut-off Date. This Current Report on Form 8-K is being filed to file a description of the Subsequent Contracts with a aggregate principal balance of $16,851,930.43, which are being transferred to the Trust on May 15, 1998.

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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1  Statistical Information concerning the Subsequent Contracts.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   UCFC ACCEPTANCE CORPORATION


                                   By: /s/ H.C. McCall, III
                                       ------------------------------------
                                       Name:   H. C. McCall, III
                                       Title:  President

Dated: May 15, 1998

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                                  EXHIBIT INDEX

Exhibit                                                                   Page
-------                                                                   ----

99.1          Statistical Information concerning the Subsequent
              Contracts.